UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                              Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

RE/MAX HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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See the reverse side of this notice to obtain

proxy materials and voting instructions.

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Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on <mtgdate>.

You are receiving this communication because you hold

shares in the above named company.

This is not a ballot. You cannot use this notice to vote

these shares. This communication presents only an

overview of the more complete proxy materials that are

available to you on the Internet. You may view the proxy

materials online at www.proxyvote.com or easily request a

paper copy (see reverse side).

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

Meeting Information

Meeting Type: <mtgtype>

For holders as of: <recdate>

Date: Time: <mtgtime>

Location:

0000234451_1 R1.0.0.51160

RE/MAX HOLDINGS, INC.

RE/MAX HOLDINGS, INC

C/O BROADRIDGE

PO BOX 1342

BRENTWOOD, NY 11717

Annual Meeting

March 18, 2015

May 07, 2015

May 07, 2015 10:00 AM MDT

RE/MAX Headquarters

5075 South Syracuse Street

Denver, Colorado 80237